SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Gain on Extinguishment of Debt (Policies)	Dec. 31, 2021
Year Ended December 31
Gain on Extinguishment of Debt

Gain on Extinguishment of debt

Note Satisfaction Agreements

The Company entered into a Note Satisfaction Agreement with each of Auctus Fund, Crown Bridge Partners, LLC, Power Up Lending Group Ltd., GS Capital Partners LLC, Oakmore Opportunity Fund I LP, and Adar Bays, LLC. All of these entities were holders of the Company’s convertible debt, and these Note Satisfaction Agreements terminate their convertible notes unless the Company fails to perform its payment obligations. The Company agreed to pay these note holders an aggregate of $520,658 plus interest. The Company paid an aggregate of $353,908 on or before February 15, 2019. The balance owed and outstanding of $160,000 plus interest was agreed to be purchased by some third-party individuals. During the third quarter 2020, these third-party individuals decided to convert the outstanding notes into 2,400,000 shares of the Company’s common stock.

Various other holders of Convertible Promissory Notes agreed to convert their notes for an aggregate of 806,015 shares of common stock prior to the Exchange. As a result of these transactions, no convertible promissory notes remain outstanding, except for those convertible notes subject to revival if the Company fails to make payments pursuant to the Note Satisfaction Agreements.